UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 19, 2026 (June 3, 2026)

Date of Report (Date of earliest event reported)

WORTHINGTON STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-41830	92-2632000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 840-3462

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Worthington Steel, Inc. (the “Company”) on June 3, 2026 (the “Original 8-K”), which reported, among other things, the completion of the acquisition of Klöckner & Co SE (the “Acquisition”) under Item 2.01. This Amendment is being filed solely to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were not included in the Original 8-K at the time of its initial filing, as permitted by Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K.

Except as set forth herein, no other modifications are being made to the Original 8-K, and this Amendment does not modify or update the disclosures in the Original 8-K. The disclosures in the Original 8-K otherwise remain unchanged.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of the Original 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Klöckner & Co SE are filed as exhibits to this Form 8-K/A and are incorporated herein by reference:

•	Exhibit 99.1: Financial statements of Klöckner & Co SE consisting of:

•	Audited consolidated financial statements as of and for the fiscal year ended December 31, 2025 and 2024, including the report of independent auditors thereon; and

•	Unaudited condensed consolidated interim financial statements as of and for the three months ended March 31, 2026 and 2025.

The financial statements described above are being filed pursuant to Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information is filed as an exhibit to this Form 8-K/A and is incorporated herein by reference:

•	Exhibit 99.2: Unaudited pro forma condensed combined financial statements of Worthington Steel, Inc. giving effect to the Acquisition, consisting of:

•	Unaudited pro forma condensed combined balance sheet as of February 28, 2026; and

•	Unaudited pro forma condensed combined statement of earnings for the year ended May 31, 2025 and for the nine months ended February 28, 2026.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Klöckner & Co SE Audited Consolidated Financial Statements as of and for the fiscal year ended December 31, 2025 and 2024 and Unaudited Condensed Consolidated Interim Financial Statements as of and for the three months ended March 31, 2026 and 2025

99.2	Worthington Steel, Inc. Unaudited Pro Forma Condensed Combined Balance Sheet as of February 28, 2026 and the Unaudited Pro Forma Condensed Combined Statements of Earnings for the Year Ended May 31, 2025 and for the Nine Months Ended February 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date: August 19, 2026	By:	/s/ Joseph Y. Heuer
	Name:	Joseph Y. Heuer
	Title:	Vice President - General Counsel and Secretary